                  Semi-Annual Report
                  for the six months ended June 30, 2000

                  MMA Praxis
                  Mutual Funds

                  Intermediate Income Fund
                  Growth Fund
                  International Fund
[Logo of MMA]

                                                                        Message
                                                                           From
                                                                            The
                                                                      President





Dear MMA Praxis Shareholders:

Financial markets in review

U.S. stocks rose in the first six months, despite a modest pickup in inflation and a rise in interest rates, both of which did some damage to bond prices. Earlier in the year, the stock market was dominated by optimism about the long-term outlook for technology, telecommunications and media companies. However, sentiment quickly shifted and the technology and telecommunication groups fell sharply, giving back some of the spectacular gains achieved in 1999.

The following are some of the highlights from the first six months of 2000:

 . While the Dow Jones Industrial Average was down 8.5 percent for the first half of 2000, the broader indexes have barely dipped into negative territory. The Standard & Poor's 500 Stock Index lost 0.4 percent and the technology driven Nasdaq Composite Index fell just a bit more, losing 2.5 percent.

 . However, these six-month return numbers belie a darker story to the first six months of 2000. The Dow Jones tumbled 10.9 percent from its high, the S&P 500 fell 4.3 percent and the Nasdaq crumbled 21 percent from its March 10th peak. Clearly, the markets experienced volatility of the like unseen for many years.

 . A light began to emerge in the dark tunnel for bond investors. Although bonds performed dismally in 1999, during the first six months of 2000 bond returns have improved, thanks to a growing belief among investors that Federal Reserve interest rate increases may be coming to an end. With the help of the U.S. Government's decision to buy back as much as $30 billion of federal debt this year, U.S. Treasury bonds produced unusually strong results year-to-date.

 . On the international front, investors were clearly rattled by a potential slow down in global growth and concerns about extended valuations of the stocks in the technology, media and telecommunications sector. The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East
  (EAFE) Index was down 4.0 percent year-to-date through June 30.

 . Small-cap stocks and mid-cap stocks outperformed large-caps while growth stocks outperformed value stocks. The Standard & Poor's SmallCap 600 Index has returned nearly seven percent through the first six months of this year. Its counterpart, the Standard & Poor's MidCap 400 Index has gained almost nine percent year-to-date. Both of these indicators have outperformed the S&P 500 Index, by substantial margins. Looking at investment style, the Standard & Poor's/BARRA Growth Index has returned 2.6 percent year-to-date versus its value counterpart with a loss of 4.1 percent.

 . Rationality returned to the stock market as investors focused on companies current earnings, as opposed to projected gains many years into the future. Nasdaq companies without earnings in 1999 enjoyed an average price gain of 115 percent versus only a 50 percent advance for companies with earnings. The tide has turned this year in favor of real business models that are already profitable. Companies expected to post earnings in 2000 are up about 10 percent year-to-date while those projecting losses are down 11 percent on average. Speculation has given way to old-fashioned conservatism.

As seen in the aftermath of the October 1987 crash, the market employs self-corrective measures to reduce speculative excesses. Investors who had chased stocks to ridiculous valuations and bought stocks on margin (borrowing money to purchase stocks) have painfully discovered the importance of diversification, risk management, and that, in the

                                                                        Message
                                                                           From
                                                                            The
                                                                      President
                                                                    --continued





long run, investment fundamentals do matter. Despite the pain absorbed, the purging of market excesses facilitated by the work of Federal Reserve Chairman Alan Greenspan's strong medicine has, in fact, created a stronger foundation for future advances. When these advances may occur is anyone's guess. However, with a little luck, the economy may in fact realize a "soft landing" which could set the stage for further advances, though presumably much more in line with historical averages. Our counsel to investors, as always, is to ignore the daily noise of market volatility and stick with a long-term investment strategy that is consistent with your investment goals, time horizon and risk tolerance.

MMA Praxis Growth Fund

The MMA Praxis Growth Fund generated a return of 2.14 percent/1/ for the first six months of 2000. While this may disappoint investors who are used to double-digit returns from stock market investments, on a relative basis this performance is very competitive. As noted in the introductory overview, our passive benchmark, the S&P 500, was down 0.4 percent. The average large-cap blended investment style mutual fund was up 0.51 percent through June according to mutual fund tracker Morningstar. For the 12-month period ending June 30, your fund's performance landed us in the top 91 percentile, according to Morningstar/2/. Please refer to the investment manager's report starting on page seven for an in-depth discussion of those factors that contributed to the outperformance.

I am pleased to introduce you to the new portfolio management team of the MMA Praxis Growth Fund. Chad Horning and John Nussbaum assumed this role effective May 12. Chad Horning previously served as an equity analyst for the fund. He is a graduate of Goshen College and the graduate school of the University of Maryland where he received a master's degree in economics. Prior to joining MMA, Chad served as an international development consultant and economic analyst with the United States Agency for International Development. Chad is a Level II candidate for the chartered financial analyst designation.

John Nussbaum has served as assistant portfolio manager for MMA Capital Management since 1988, and has provided stock research for the MMA Praxis Growth Fund since its inception in 1994. He is a chartered financial analyst and certified public accountant. He is a graduate of Eastern Mennonite University and received his M.B.A. from Ohio State University.

This management team also receives research support from Dale Snyder, who joined MMA earlier this year. Dale is a Goshen College graduate and received his M.B.A. from Indiana University. Dale brings a wealth of experience from a 10-plus year career as an account executive and marketing manager with a major company in the transportation industry.

I am confident that this new team has the talent, work ethic, sense of teamwork and commitment to help generate solid financial and social returns for our shareholders.

MMA Praxis Intermediate Income Fund

The MMA Praxis Intermediate Income Fund is up 2.17 percent/1/ through the second quarter. The fund lagged its benchmark (Lehman Brothers Aggregate Bond Index) by approximately 1.80 percent and landed in the 86 percentile, according to Morningstar/2/, for the
-------
/1/Returns are for Class B Shares without the contingent deferred sales charge. Please refer to each funds individual performance overview section for complete performance history.

/2/For the 12-month period, three-year period and 5-year period ended 6/30/00 the Growth Fund (Class B Shares) ranked 825 out of 909, 552 out of 606 and 337 out of 375 large cap blend equity funds, respectively. For the 12-month period, three-year period and 5-year period ended 6/30/00 the Intermediate Income Fund (Class B Shares) ranked 470 out of 553, 345 out of 434 and 281 out of 323 intermediate-term bond funds, respectively.

                                                                        Message
                                                                           From
                                                                            The
                                                                      President
                                                                    --continued





12-month period ending June 30. Duration and strong performance by Treasury securities (which MMA Praxis has chosen not to own by its socially responsible policy) accounted for the majority of the underperformance. For a more complete analysis of your fund's performance, refer to the portfolio manager's commentary starting on page five.

MMA Praxis International Fund+

The International Fund is down 7.10 percent/1/ through the first two quarters of this year. Major price corrections in TMT stocks (technology, media and telecommunications), which were heavily owned by the fund, accounted for a significant percent of this loss of principal. The MSCI EAFE Index was off
4.06 percent. Against its foreign stock mutual fund peer group, this performance places the fund in the 45 percentile, according to Morningstar/2/, for the 12-month period ended June 30. However, the one- and three-year return numbers are still well above average.

In April, the fund reached its three-year anniversary date. After three years, Morningstar assigns a star rating that measures the risk-adjusted return of mutual funds. We are extremely pleased to announce that Morningstar has awarded an overall four-star rating, out of 1148 international equity funds, to MMA Praxis International Fund Class B Shares as of June 30/3/. This makes your fund the only four star rated socially responsible foreign stock fund available to investors.

Please refer to page ten for an in-depth commentary on the fund's performance thus far in 2000.
-------
+International investing involves increased risk and volatility.

/1/Returns are for Class B Shares without the contingent deferred sales charge. Please refer to each funds individual performance overview section for complete performance history.

/2/For the 12-month period and three-year period ended 6/30/00 the International Fund (Class B Shares) ranked 303 out of 677 and 124 out of 476 foreign stock funds, respectively.

/3/Morningstar ratings reflect historical risk-adjusted performance as of 6/30/00. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a funds 3-, 5- and 10-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and a risk factor that reflects fund performance below 90-day Treasury Bill returns. The fund received 4 stars for the 3-year period out of 1148 international equity funds and was not ranked for the 5- or 10-year period. The overall rating is a weighted average of the 3-, 5- and 10-year rating (where applicable). Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4 stars.

                                                                        Message
                                                                           From
                                                                            The
                                                                      President
                                                                    --continued






Conclusion

I encourage you to read Mark Regier's update on MMA's rapidly expanding socially responsible investing activities. Mark's report underscores the commitment we have to deepen and broaden the impact social investing has for MMA Praxis Mutual Funds.

The first six months provide a classic text book case for maintaining a diversified portfolio. We believe that by spreading your investments across all four MMA Praxis Funds (don't forget MMA Praxis Money Market Fund)/1/, one can manage the inevitable volatility of the financial markets and maintain focus on reaching longer-term investment goals.

Thank you for choosing MMA Praxis Mutual Funds to assist you in reaching your financial planning objectives.

Sincerely,
/s/ John L. Liechty
John L. Liechty, ChFC
President, MMA Praxis Mutual Funds

/1/ The MMA Praxis Money Market Fund represents the MMA Praxis shares of the
 Pax World Money Market Fund, Inc.

MMA Praxis Mutual Funds

MMA Praxis Intermediate Income Fund


The first half of 2000 was another difficult period for most sectors of the bond market. Treasury bonds did very well because of the buyback news that came out in January. This caused a huge rally in treasuries, but left everything else behind. As a result, the yield premium for owning corporate bonds versus Treasury bonds widened to record levels. By June 30, investment grade corporate bonds returned 1 1/2 to 2 percent more than Treasuries, which is great going forward, but made for a tough first half.

In the first half, the fund returned 2.17 percent for holders of Class B Shares, which lagged the Lehman Brothers Aggregate Bond benchmark return of
3.99 percent and the Lipper Intermediate Investment Grade Bond Fund Average return of 3.06 percent.

Our best performing bonds were our mortgage-backed securities. No one security was unusually good. Our weaker performers were large corporations like Dean Foods and Weyerhaeuser where acquisitions were made. In both cases, the companies used debt to make acquisitions which caused the yields to rise more than otherwise.

In general, any bonds but Treasuries struggled as the Federal Reserve pushed up rates and volatility rose. We had expected better performance from corporates and mortgages, but the poor overall environment kept all bonds at very high yields.

Our social concerns led us to invest in Dollar General, due to its outstanding literacy program and comprehensive life and job skills training programs; and WorldCom, which has demonstrated a commitment to renewable energy resources and ranks high for employing and accommodating people with disabilities. In addition, WorldCom gave away $3.75 million in 1999 to organizations such as Habitat for Humanity, the American Cancer Society, the Special Olympics, and the Children's Miracle Network.

Outlook

We expect better results in the second half as slower economic growth should lessen concerns about more Fed tightening. We do not foresee anything that will help Treasuries do unusually well, so the higher yield from our portfolio should begin to reflect through. As it does, we should begin to have better returns relative to our benchmark.

Delmar King
MMA Praxis Intermediate Income Fund Manager

MMA Praxis Mutual Funds

                                 [LINE GRAPH]

                           Intermediate Income Fund
                         Value of a $10,000 Investment
                               1/4/94 to 6/30/00

                                         Lehman Brothers     Lipper Intermediate
                                            Aggregate          Investment Grade
                 Class A*    Class B       Bond Index         Bond Fund Average

 1/31/94         9,687.63   10,065.40       10,000.00             10,000.00
 6/30/94         9,198.49    9,557.20        9,484.77              9,609.35
12/31/94         9,231.03    9,590.97        9,578.83              9,679.42
 6/30/95        10,280.91   10,681.89       10,675.07             10,677.13
12/31/95        10,843.71   11,266.63       11,348.63             11,336.27
 6/30/96        10,618.10   11,032.11       11,209.83             11,182.69
12/31/96        11,084.38   11,516.54       11,758.84             11,725.30
 6/30/97        11,325.96   11,767.58       12,124.26             12,070.00
12/31/97        11,927.52   12,392.58       12,897.59             12,755.34
 6/30/98        12,345.48   12,826.90       13,402.74             13,235.87
12/31/98        12,797.42   13,296.46       14,016.30             13,759.39
 6/30/99        12,581.23   13,060.63       13,822.21             13,564.63
12/31/99        12,590.91   13,043.59       13,899.91             13,624.92
 6/30/2000      12,837.26   13,326.70       14,452.98             14,074.00


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 1/4/94 to 6/30/00, and represents the reinvestment of dividends and capital gains in the fund.

                     Average Annual Total Return
                            as of 6/30/00

                    Aggregate                                                 Since
                     6 Month        1 Year        3 Year       5 Year       Inception
                    ---------       -------       ------       ------       ---------
      Class A         2.24%          2.32%        4.36%        4.60%          4.59%
      Class A*       (1.61)%        (1.52)%       3.04%        3.80%          3.97%
      Class B         2.17%          2.04%        4.23%        4.52%          4.53%
      Class B**      (1.80)%        (1.82)%       3.64%        4.36%          4.53%

      * Reflects maximum sales charge of 3.75%
     ** Reflects maximum applicable contingent deferred sales charge of
        4.00%

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that an investors' shares, when redeemed, may be worth more or less than the original cost.

     Class A Shares of this fund were not in existence prior to 5/12/99. Class A Shares performance calculated for any period prior to 5/12/99 is based on the performance of Class B Shares since inception 1/4/94.

     The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Inc., Standard and Poor's Corporation, or Fitch Investors Services, Inc., with at least one year to maturity. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The Lipper Intermediate Investment Grade Bond Fund Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. The total return set forth reflects a waiver of a portion of the fund's fees. In such instances, and without waiver of fees, total return would have been lower. An investor may not invest directly in any index.

MMA Praxis Mutual Funds

MMA Praxis Growth Fund

"What you see is not what you get"

With the Standard & Poor's 500 Stock Index delivering nearly flat returns for the period, one might conclude that the U.S. equity markets were an uninteresting place to invest during the first half of 2000. Not so. The domestic equity markets provided plenty of excitement in the form of volatility, driven by abrupt swings in psychology, rising energy prices, and an active Federal Reserve policy aimed at slowing the economy.

During January and February, it appeared that technology stocks would continue to command investors' undivided attention, but the trend quickly reversed. From its peak on March 10 to its trough on May 23, the Nasdaq Composite Index lost 37 percent of its value. In the wake of the Nasdaq meltdown, other market sectors that had languished for months came back to life, to the benefit of the Growth Fund.

While the Nasdaq had regained over half of those losses by the end of the second quarter, the average stock in the index was still off 40 percent from its 52-week highs and almost 80 percent of the companies are more than 20 percent off their highs. We believe this correction has provided the market with some much-needed sanity, though many technology stocks still remain very overvalued.

While the volatility story mostly played out on the Nasdaq market, the S&P 500 also swung 13 percentage points between its low in February and its high in March. Also, the S&P 500, the Dow Jones Industrials, and the Nasdaq all delivered negative half-year performance for the first time since 1994.

Through all of this volatility, the fund performed admirably on the strength of investments in health care, a few select technology names, energy, and utilities.

Ups and downs

A few discernable trends developed from amid the volatility. The health care sector performed very well during the period as investors previously enamored with technology looked for what they perceived as safe havens with growth potential. A few of the fund's mid-cap holdings in the sector generated phenomenal returns as investors made this shift.

We purchased ALZA Corporation, a research-based pharmaceutical company, in December 1999 after Abbott Labs abandoned a takeover bid for the company. The takeover fell through primarily because of regulatory concerns about overlapping product lines and not because Abbott Labs discovered something wrong with ALZA. The stock had lost nearly 50 percent of its value as a result of the takeover failure, but we recognized the value of ALZA's strong portfolio of innovative products that would either drive future earnings or catch the attention of another suitor. The stock has generated over 75 percent return since the beginning of the year. Another health care company that generated strong returns (50 percent for the period) was St. Jude Medical Inc., a medical products firm that serves the worldwide cardiovascular market.

Despite the retreat of many technology stocks, a few telecommunications names in the fund generated very strong returns for the period. Altera, maker of programmable logic devices that allow engineers increased flexibility in the design process, appreciated over 100 percent over the period. Despite its incredible run, we believe Altera remains undervalued relative to its nearest competitor. The fund also enjoyed strong returns from Scientific Atlanta, maker of advanced telecommunications systems that target the cable industry. A strong market presence and the news that AOL and Time Warner, Scientific Atlanta's largest customer, would be merging fueled the stock to over 160 percent returns for the first six months of the year.

Another highlight of performance during the period was stocks in the energy and utilities sectors. Oil prices rose as OPEC reined in production and natural gas prices continued to climb as demand outpaced supply in the U.S. The fund's returns benefited from investments in companies that explore for petroleum (Anadarko), drill for it (R&B

MMA Praxis Mutual Funds

Falcon, Transocean Offshore) and distribute it (El Paso Energy, Williams Cos). Each of the companies mentioned generated greater than 30 percent returns during the period and we expect further appreciation, as we believe the factors that drove performance will continue for the rest of the year.

In contrast, some technology stocks disappointed us during the quarter. Electronics for Imaging, a company whose success is based on the move to color printing in networked office environments, dealt the fund an unexpected blow. EFI is the dominant player in its market, but a few key customers announced delays in rolling out products that use EFI's controllers. This short-term setback caused the stock to decline over 55 percent. EFI is only trading at 15 times future earnings, and in our opinion, is a very inexpensive valuation for a market-leading technology company with strong growth expectations.

Another stock whose returns disappointed us was Broadwing, the former Cincinnati Bell. No one single event caused Broadwing's stock to falter over 35 percent during the quarter, but the company continues to work through its acquisition of IXC Communications, which it purchased in November 1999. With that acquisition, Broadwing's focus changed from that of a local telephone company to an integrated telecommunications company whose network stretches across the U.S. Investors appear to be waiting for confirmation that Broadwing can thrive in its new expanded market. We have been impressed with management over the years and expect that they will deliver solid returns as they integrate the strong assets they acquired in IXC.

Outlook

We expect the energy sector to continue to perform well in the face of relatively higher oil prices. Current oil prices in the high $20s are not likely to be sustainable, but anything over $20 will encourage prospecting, drilling and production, all to the benefit of oil services stocks. We believe the energy sector is in the middle of a longer term trend driven by the same factors we have mentioned in the past: a supply/demand imbalance for natural gas in the U.S., world economic growth, and increased capital spending among the major oil companies.

We believe equity investors will continue to carefully watch economic statistics, Fed moves, and the presidential election for hints on which direction the U.S. economy is heading. On the up side, we see indications that Federal Reserve policy has begun to cool the economy slightly. On the down side is the reality that slower economic growth may lead to slower earnings growth, some of which we have witnessed here of late as second quarter earnings announcements are being released. We expect this tug-of-war to continue over the next few quarters.

Despite the shakeout among highly valued stocks that occurred during the second quarter, the market still has a way to go in becoming more rational. To that end, we expect the market to increasingly reward companies that consistently deliver earnings to shareholders rather than merely promise profitability sometime in the distant future.

In the face of the volatility that will likely continue, we will continue to use fundamental analysis to seek investments in superior companies with proven business plans that trade at reasonable valuations.

Chad Horning and John Nussbaum, CFA, CPA
MMA Praxis Growth Fund Managers

MMA Praxis Mutual Funds

                                 [LINE GRAPH]

                                  Growth Fund
                         Value of a $10,000 Investment
                               1/4/94 to 6/30/00

                                                    S&P 500         Domini 400
                Class A*          Class B            Index         Social Index

 1/94           9,744.07         10,280.00         10,000.00         10,000.00
 6/94           9,177.00          9,681.74          9,344.74          9,612.12
12/94           9,503.86         10,026.65          9,802.35         10,017.93
 6/95          11,344.75         11,968.74         11,777.36         12,140.90
12/95          12,671.13         13,868.09         13,471.32         13,845.13
 6/96          13,294.40         14,025.60         14,844.82         15,237.50
12/96          14,683.46         15,490.97         16,579.72         17,126.20
 6/97          17,056.92         17,994.96         19,989.65         20,865.05
12/97          18,961.89         20,004.80         22,111.74         23,677.82
 6/98          20,011.31         21,111.94         26,028.62         28,159.85
12/98          20,091.84         21,196.83         28,431.12         31,859.37
 6/99          23,350.69         24,607.32         31,949.70         35,790.98
12/99          22,642.89         23,774.75         34,410.97         39,666.50
 6/00          23,200.67         24,283.99         34,325.24         38,731.14


This chart represents historical performance of a hypothetical investment of $10,000 in the Growth Fund from 1/4/94 to 6/30/00, and represents the reinvestment of dividends and capital gains in the fund.

                      Average Annual Total Return
                             as of 6/30/00

                    Aggregate                                                 Since
                     6 Month        1 Year        3 Year       5 Year       Inception
                    ---------       -------       ------       ------       ---------
      Class A         2.46%         (0.64)%       10.80%       15.38%        14.80%
      Class A*       (2.90)%        (5.84)%        8.83%       14.15%        13.86%
      Class B         2.14%         (1.31)%       10.51%       15.20%        14.66%
      Class B**      (1.86)%        (4.75)%        9.97%       15.09%        14.66%

      * Reflects maximum sales charge of 5.25%
     ** Reflects maximum applicable contingent deferred sales charge of
        4.00%

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that an investors' shares, when redeemed, may be worth more or less than the original cost.

     Class A Shares of this fund were not in existence prior to 5/12/99. Class A Shares performance calculated for any period prior to 5/12/99 is based on the performance of Class
     B Shares since inception 1/4/94.

     The Standard & Poor's 500 Stock Index and the Domini 400 Social Index are unmanaged indexes, generally representative of the stock market and the socially responsible investment market, respectively. These indexes are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's fees. In such instances and without waiver of fees, total return would have been lower. An investor may not invest directly in any index.

MMA Praxis Mutual Funds

MMA Praxis International Fund+
Global stock markets began the year 2000 the way they ended 1999: that is, going strong and led by "New Economy" TMT (tech, media, telecom) stocks. The fact that the Federal Reserve had been raising interest rates for months did not appear to concern investors, who reasoned that the Fed was not tightening so much as simply restoring interest rates to levels that existed before the 1998 financial market crisis. Late in the first quarter, however, as the Fed pushed rates up past 1998 levels, markets began to realize that the Fed was serious about slowing the U.S. economy. The ripple effects of U.S. policy moved quickly and forcefully through world equity markets and the second quarter saw heavy selling in the growth-oriented sectors that had performed so well in the previous six months. Your portfolio was overweight in the TMT sector and did well in the first quarter, while underperforming in the second. For the first half of 2000, your portfolio underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East
(EAFE) Index, returning -7.10 percent versus -4.06 percent for the benchmark.

Stock selection in the TMT sector was the dominant factor in your portfolio's performance in both the first and second quarters. In the first, performance benefited from such holdings as Vodafone (+12.5 percent), NTT DoCoMo (+6.9 percent), KPN (+17.9 percent), Mediaset (+28.4 percent), Bell Canada (+37.9 percent) and Vivendi (+28.3 percent). The same exposure to the TMT sector that served the portfolio so well in the first quarter proved to be a negative in the second, however, when fears of higher rates and slower growth began to grip markets. The impact on telecom stocks in particular was severe and worldwide. From NTT DoCoMo in Japan (-33.9 percent) to Holland's KPN (-21.6 percent) to the U.K. giant Vodafone (-27.3 percent), global telecom stocks led the downturn and the fund's investment in these stocks hurt performance. The portfolio's other media-related companies were also treated harshly, as Hong Kong's Hutchison Whampoa (-23.4 percent) and Mediaset in Italy (-22.8 percent) reflected the market's sudden disenchantment with the internet. Finally, your position in Vivendi (-23.2 percent), the European leader in bringing the internet to mobile phones, found the market unreceptive to its proposed acquisition of Seagram's and its coveted Universal Music business.

The fund was of course not entirely invested in TMT, and your portfolio's balance between "Old" and "New Economy" stocks served its purpose in the second quarter as several holdings performed well and mitigated the portfolio's negative relative performance. The market embraced companies with stable, more certain earnings and several fund holdings did well. Pharmaceutical holdings Aventis (+33.9 percent), AstraZeneca (+15.3 percent) and Novartis (+16.2 percent) performed well. Publisher Reed International (+19.2 percent) also produced strong returns during the quarter, and French grocer Carrefour (+11.0 percent) advanced. In broad terms, however, the performance story of the first half of 2000 is the story of the TMT sector.

Looking ahead, we are encouraged to see the market refocusing on fundamentals and the reliability of earnings. This more rational approach should buoy both "New" and "Old Economy" stocks that can meet or exceed market expectations in a more challenging earnings environment. We have used recent market strength to trim TMT exposure in stocks like Vodafone and Philips. We have also begun to reduce our Japanese weighting via sales of Nikko Securities and other stocks as the Japanese market tends to perform poorly when global growth begins to slow. Your portfolio is now underweight in Japan.
-------
+International investing involves increased risk and volatility.

MMA Praxis Mutual Funds

We will continue to emphasize a balance between faster growing sectors like telecom equipment, software and more broadly based electronics companies and industries with more stable and visible earnings. Recent purchases, for example, include initiating or expanding investments in publishing companies like Wolters Kluwer and Reed International, the consumer behemoth Unilever, and German financial services company Allianz. We believe markets have correctly concluded that interest rates are nearing their peak, and we concur with the consensus view that a soft economic landing is most likely. Recent profit warnings from leading companies in the U.S. and Europe remind us, however, that while the environment is still supportive, it is becoming more challenging. Higher interest rates and slower growth will make it more difficult to meet the market's demanding expectations. Our current research is focused specifically on the reliability of the earnings outlook, and we are pleased to find attractive investment opportunities across a variety of sectors.

Martina Oechsle
Oechsle International Advisors, LLC
MMA Praxis International Fund Sub-advisor

MMA Praxis Mutual Funds

                                 [LINE GRAPH]

                              International Fund+
                         Value of a $10,000 Investment
                               4/1/97 to 6/30/00
                        Class A*            Class B**        MSCI EAFE
                                                               INDEX
 4/97                   9,582.94           10,110.00         10,000.00
 6/97                  10,901.44           11,501.03         11,243.18
12/97                  10,085.07           10,639.75         10,303.68
 6/98                  12,497.13           13,184.48         11,960.88
12/98                  12,503.71           13,191.33         12,398.96
 6/99                  13,327.71           14,060.77         12,908.03
12/99                  17,810.56           18,732.28         15,784.72
 6/00                  16,586.81           17,202.00         15,161.64


This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 6/30/00, and represents the reinvestment of dividends and capital gains in the fund.

                      Average Annual Total Return
                             as of 6/30/00

                    Aggregate                                                Since
                     6 Month        1 Year       2 Year       3 Year       Inception
                    ---------       ------       ------       ------       ---------
      Class A        (6.87)%        24.45%       15.21%       15.02%        18.81%
      Class A*      (11.77)%        17.93%       12.14%       12.96%        16.87%
      Class B        (7.10)%        23.76%       14.89%       14.80%        18.61%
      Class B**     (10.75)%        19.76%       13.57%       14.29%        18.18%

      * Reflects maximum sales charge of 5.25%
     ** Reflects maximum applicable contingent deferred sales charge of
        4.00%

      +International investing involves increased risk and volatility.

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that an investors' shares, when redeemed, may be worth more or less than the original cost.

     Class A Shares of this fund were not in existence prior to 5/12/99. Class A Shares performance calculated for any period prior to 5/12/99 is based on the performance of Class
     B Shares since inception 4/1/97.

     The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index, generally representative of international stocks in these regions. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's fees. In such instances, and without waiver of fees, the total return would have been lower. An investor may not invest directly in any index.

MMA Praxis Mutual Funds

MMA Praxis Stewardship Investing Update
Stewardship investing in action!

At the very core of any approach to stewardship lies an understanding that our beliefs and values should affect--in a real and substantial way--the choices we make. The concept of stewardship is not passive, but active. It calls us to listen, reflect, and respond. It moves us to action!

The past six months have seen much action on behalf of stewardship investing at MMA Praxis Mutual Funds. I'm pleased to share a report on some of these activities with you.

In SRI research . . .

Much time has been given to reviewing and revising MMA's Ethical Investment Guidelines--an effort that will provide MMA Praxis a deeper, more complex system for corporate social evaluation. What is emerging is a distinctive set of positively-focused core values articulating our expectations, from an Anabaptist-Christian perspective, of corporate responsibility. We are indebted to the contributions of our external Investment Guidelines Review Committee, comprised of ethicists, theologians, and businesspersons representing a variety of viewpoints. Scott Wagner, Willis Sommer, Michelle Horning, J. Lawrence Burkholder, Phil Rich, Richard Friesen, and Arlan Yoder have all made the development of the new guidelines possible. We anticipate final approval of the new Stewardship Investing Guidelines this December. Look for a full review of these guidelines in the MMA Praxis 2000 Annual Report.

We have added a new staff person to dedicate additional time and energy to our SRI research activities. This additional capacity will be critical as we seek to implement our new guidelines and company evaluation system, ensuring that our work meets the highest standards for faith-based, socially-concerned investing.

In addition, efforts to expand MMA's capabilities for international SRI research and advocacy continue to receive special attention. International SRI is one of the cutting edges for our industry and MMA Praxis is in a leadership role in this area. I continue to chair the International SRI Working Group for the Social Investment Forum--a group exploring ways to cooperatively increase access to international SRI research and advocacy opportunities. An invitation to speak at the Third Conference on Business and Social Responsibility in the Americas in Mexico City this May gave me new insight into the growing attention to corporate responsibility concerns in many Latin companies. This is a movement to be both encouraged and understood if we hope to maintain social standards for international investment that equal those we apply domestically.

In shareholder advocacy . . .

There are times when a particular issue or concern reaches out to galvanize people and organizations from a wide range of perspectives and interests. The last six weeks have been dominated by just such a situation. In early June, MMA Praxis and many other socially-concerned investors learned that AT&T had inked a contract with The Hot Network to carry hard-core, sexually explicit content on its digital cable systems. Most distressing was the revelation that this material went significantly beyond the racy (and often objectionable) material that is already available through most cable systems. Concern about this action has been great. AT&T is a widely held--and generally well-regarded--company within the social investment community.

This issue was raised at the annual general meeting of the Interfaith Center for Corporate Responsibility, of which MMA Praxis is a long-standing member. MMA was asked to provide leadership for a multidenominational, institutional investor approach to AT&T and raise our concerns about their plan to become one of the nation's largest distributors of sexually explicit content. AT&T's actions raised a number of questions relating to their valuable and once-sterling

MMA Praxis Mutual Funds
reputation and the management decision-making processes within the company. On July 14, MMA Praxis and 26 other religious and social investment organizations, owning more than 2.8 million shares of the company, sent a strong letter of concern to AT&T chairman and CEO, C. Michael Armstrong. Press coverage and interest in this letter has been substantial, ranging from the New York Times to the Financial Times of London to the Chicago Tribune and the Fox News Channel. You may have seen coverage of this issue in your community as well.

The religious investors' letter has also served as a significant source of encouragement to local communities and employee groups within AT&T who are actively campaigning for a reversal of AT&T's arrangement with The Hot Network. In their formal response to the coalition, AT&T claimed it was seeking to offer "a wide choice of programming options" with what it deemed appropriate "customer control." No where did their letter address the impact of this material on individuals or communities--or AT&T's responsibilities as a corporate citizen. We are left wondering about the nature and content of the even harder material that can and will certainly follow under such a policy. The coalition is now actively pursuing a meeting with AT&T Broadband management and will continue to look for ways to help AT&T see the negative social and financial implications this policy and approach can carry.

I have been asked many times how others can lend their voice to our efforts with AT&T. MMA Praxis has added a section to its web site (www.mmapraxis.com), under "In the News," that provides a copy of our letter and press release and any updates that are available. We also list contact information for Michael Armstrong and AT&T Investor Relations for those AT&T customers or concerned consumers who wish to make their feelings known directly.

In community development investing . . .

On Jan. 11, 2000, MMA Community Development Investments, Inc. (MMA CDI), was established as a separate, not-for-profit arm of MMA, dedicated to increasing access to and opportunities for community investing. This organization--one of only a handful of its kind--seeks to open doors of economic opportunity for disadvantaged communities and individuals by facilitating the flow of investment dollars to those who need it most.

While many of us realize that our current economic systems don't benefit all people equally, MMA CDI provides an opportunity for MMA, institutional and individual investors, and MMA Praxis shareholders to make "investments that build hope" a part of our stewardship investing activity. MMA CDI will serve as a conduit for investment dollars to reach highly-qualified, highly-effective community development organizations at near- or even below-market rates. We are currently awaiting SEC approval for MMA Praxis investment in MMA CDI, but the MMA Praxis Board of Trustees has approved a policy allowing the MMA Praxis Mutual Funds to invest up to 1 percent in below-market and up to 2 percent in near-market community investments. This commitment places MMA Praxis well beyond the "1 percent for community" benchmark established recently by the Social Investment Forum. And while these community investment commitments will have a negligible impact on financial returns, the resources they represent will make a profound difference in the lives of communities and individuals seeking the road to self-sufficiency and economic stability.

MMA Community Development Investments hopes to place up to $4.5 million in community investments yet in 2000. We launched MMA CDI with a $500,000 investment in the Sarona Fund--an investment pool, managed by Mennonite Economic Development Associates, used to support micro-enterprise efforts in low-income countries around the world. Watch the MMA Praxis web site for news of additional placements in the months ahead.

Mark A. Regier
MMA SRI Research and Advocacy Coordinator
Manager, MMA Community Development Investments

MMA Praxis Mutual Funds

Frequently asked questions about MMA Praxis Mutual Funds
Q. Recently, I read an investment commentary that made a case for the stock market being overvalued. The author of this article premised his opinions on the S&P earnings yield. What does this number measure? How can this indicator be used to measure whether the stock market is undervalued or overvalued?

A. Good question! You can measure the level of optimism in stocks relative to bonds by looking at the "earnings yield"--the amount of earnings behind every dollar of stock price. Currently, on the Standard & Poor's 500 Stock Index, the yield is 3.6 percent. (For each $100 of the S&P, there is $3.60 of earnings anticipated for the year 2000.) That is the underlying fundamental return--the whole return--you get from buying the S&P 500. Anything else will have to come from earnings rising or from somebody else's paying more for the earnings that already exist. By contrast, the 30-year Treasury bond is yielding 5.9 percent for each $100. Thus, stock market investors are so optimistic about the future that they are settling for 39 percent less in the present. The earnings yield on 30-year corporate bonds is 7.4 percent--double the S&P earnings yield. Such numbers mean that even if S&P earnings grow by 10 percent a year, investors will have to wait seven years to match the yield on high-grade corporate bonds.

  For this reason, some investors are predicting a period of bonds outperforming stocks, until the gap between the S&P earnings yield and long-term bond yields narrow. Of course, there can be no assurance that the earnings yield calculation is an accurate indicator of the direction of future stock or bond prices. However, it does seem to indicate that it will be difficult to continue to sustain strong outperformance of stocks over bonds in the next several years.

Q. What are circuit breakers and how are they used to manage stock market volatility?

A. The U.S. stock markets have "circuit breakers" in place to slow accelerated declines. For example, if the Dow Jones Industrial Average falls 10 percent before 2 p.m., the market will close for one hour; but if that drop occurs after 2:30 p.m., the market will remain open. A 20 percent drop will close the market for two hours if it occurs before 1 p.m.; and if the drop occurs after 2 p.m., the market will close for the day. A 30 percent drop will close the market for the day no matter what time it happens. This mechanism is designed to curb panic-selling momentum. The initiative for these types of curbs emerged from the stock market crash of 1987.

                               Table of Contents

                      Statements of Assets and Liabilities
                                    Page 17

                            Statements of Operations
                                    Page 18

                      Statements of Changes in Net Assets
                                    Page 19

                       Schedules of Portfolio Investments
                                    Page 20

                         Notes to Financial Statements
                                    Page 31

                              Financial Highlights
                                    Page 36

MMA PRAXIS MUTUAL FUNDS

                      Statements of Assets and Liabilities
                                 June 30, 2000
                                  (Unaudited)

                                        Intermediate                International
                                        Income Fund   Growth Fund       Fund
                                        ------------  ------------  -------------
ASSETS:
Investments, at value (Cost
 $50,958,273; $168,415,214; and
 $58,498,805, respectively)...........  $49,356,033   $180,192,591   $66,816,847
Cash..................................      623,594        105,157     3,555,535
Foreign currency at value (cost $0; $0
 and $55,649, respectively)...........           --             --        55,671
Interest and dividends receivable.....      889,885        185,581        30,610
Receivable for capital shares issued..           --          3,316        20,500
Receivable for investments sold.......           --             --       256,593
Tax reclaim receivable................           --             --        34,897
Deferred organizational costs.........           --             --         7,403
Receivable from investment advisor....        1,729         17,248         5,633
Prepaid expenses and other assets.....       15,563         19,476        49,047
                                        -----------   ------------   -----------
   Total Assets.......................   50,886,804    180,523,369    70,832,736
                                        -----------   ------------   -----------
LIABILITIES:
Distributions payable.................      241,450             --     1,324,678
Unrealized depreciation on foreign
 currency contracts...................           --             --         2,211
Payable for investments purchased.....      455,180      1,464,080     3,398,697
Payable for capital shares redeemed...       43,346         63,580        73,769
Accrued expenses and other payables:
 Investment advisory fees.............           --         75,469        30,305
 Administration fees..................        2,402          7,975         2,962
 Distribution fees....................       17,585        104,950        30,243
 Shareholder servicing fees...........          516         14,194         5,092
 Other................................       23,662         16,057        10,846
                                        -----------   ------------   -----------
   Total Liabilities..................      784,141      1,746,305     4,878,803
                                        -----------   ------------   -----------
NET ASSETS:
Capital stock, at par value...........       53,379        117,058        39,747
Additional paid-in-capital............   52,735,853    162,848,939    51,809,208
Accumulated net investment income
 (loss)...............................       10,243       (176,825)     (479,125)
Accumulated net realized gains
 (losses) from investments and foreign
 currency transactions................   (1,094,572)     4,210,515     6,266,907
Net unrealized appreciation
 (depreciation) from investments and
 translation of assets and liabilities
 in foreign currencies................   (1,602,240)    11,777,377     8,317,196
                                        -----------   ------------   -----------
   Total Net Assets...................  $50,102,663   $178,777,064   $65,953,933
                                        ===========   ============   ===========
Net Assets
 Class A..............................  $18,753,513   $ 14,779,641   $25,104,468
 Class B..............................   31,349,150    163,997,423    40,849,465
                                        -----------   ------------   -----------
   Total..............................  $50,102,663   $178,777,064   $65,953,933
                                        ===========   ============   ===========
Shares of beneficial units outstanding
 (unlimited number of shares
 authorized with $0.01 par value)
 Class A..............................    1,998,296        960,351     1,513,982
 Class B..............................    3,339,584     10,745,446     2,460,700
                                        -----------   ------------   -----------
   Total..............................    5,337,880     11,705,797     3,974,682
                                        ===========   ============   ===========
Net asset value
 Class A--redemption price per share..  $      9.38   $      15.39   $     16.58
                                        ===========   ============   ===========
 Class B--offering price per share*...  $      9.39   $      15.26   $     16.60
                                        ===========   ============   ===========
Maximum Sales Charge--Class A.........         3.75%          5.25%         5.25%
                                        ===========   ============   ===========
Maximum Offering Price Per Share (100%
 /(100%-Maximum Sales Charge)) of net
 asset value adjusted to nearest cent
 per share--Class A...................  $      9.75   $      16.24   $     17.50
                                        ===========   ============   ===========

-------
*Redemption price per share (Class B) varies by length of time shares are held.
   (See Note 4)
                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                            Statements of Operations
                  For the Six Month Period Ended June 30, 2000
                                  (Unaudited)

                                          Intermediate   Growth    International
                                              Fund        Fund         Fund
                                          ------------ ----------  -------------
INVESTMENT INCOME:
Interest.................................  $1,756,412  $  337,906  $     76,904
Dividends................................          --     957,624     1,979,251
Foreign tax withholding..................          --          --       (60,202)
                                           ----------  ----------  ------------
  Total Income...........................   1,756,412   1,295,530     1,995,953
                                           ----------  ----------  ------------
EXPENSES:
Investment advisory fees.................     125,171     637,052       283,921
Administration fees......................      37,551     129,132        47,320
Distribution fees--Class A...............      22,806      15,737        30,109
Distribution fees--Class B...............     119,337     598,450       146,274
Shareholder servicing fees--Class A......      22,806      15,737        30,109
Shareholder servicing fees--Class B......      39,779     199,483        48,758
Custodian fees...........................         644       4,438        33,681
Accounting fees..........................      24,771      29,648        24,068
Organization costs.......................          --          --         1,793
Trustees' fees and expenses..............       3,753      12,606         4,204
Transfer agent fees......................      67,865     211,970        78,790
Other expenses...........................      38,099      77,414        38,062
                                           ----------  ----------  ------------
  Total expenses before voluntary fee
   reductions............................     502,582   1,931,667       767,089
  Expenses voluntarily reduced...........    (234,154)   (459,414)     (201,612)
                                           ----------  ----------  ------------
  Total Expenses.........................     268,428   1,472,253       565,477
                                           ----------  ----------  ------------
Net Investment Income....................   1,487,984    (176,723)    1,430,476
                                           ----------  ----------  ------------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
 INVESTMENTS:
Net realized gains (losses) from
 investment and foreign currency
 transactions............................    (980,734)   (274,698)    5,043,556
Net change in unrealized
 appreciation/(depreciation) from
 investments and translation of assets
 and liabilities in foreign currencies...     603,353   4,267,998   (11,113,498)
                                           ----------  ----------  ------------
Net realized and unrealized
 gains/(losses) on investments...........    (377,381)  3,993,300    (6,069,942)
                                           ----------  ----------  ------------
Net increase/(decrease) in net assets
 resulting from operations...............  $1,110,603  $3,816,577  $ (4,639,466)
                                           ==========  ==========  ============

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                      Statements of Changes in Net Assets

                          Intermediate Income Fund          Growth Fund             International Fund
                          -------------------------  --------------------------  --------------------------
                          Six Months                  Six Months                  Six Months
                             Ended      Year Ended      Ended       Year Ended      Ended       Year Ended
                           June 30,    December 31,    June 30,    December 31,    June 30,    December 31,
                             2000          1999          2000          1999          2000          1999
                          -----------  ------------  ------------  ------------  ------------  ------------
                          (Unaudited)                (Unaudited)                 (Unaudited)
From Investment
 Activities:
Operations:
Net investment income
 (loss).................  $ 1,487,984  $ 2,603,038   $   (176,723) $   (607,149) $  1,430,476  $   (86,898)
Net realized gains
 (losses) from
 investment and foreign
 currency transactions..     (980,734)    (113,260)      (274,698)   23,539,529     5,043,556    3,467,517
Net change in unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....      603,353   (3,345,091)     4,267,998    (5,736,667)  (11,113,498)  13,653,238
                          -----------  -----------   ------------  ------------  ------------  -----------
Change in net assets
 resulting from
 operations.............    1,110,603     (855,313)     3,816,577    17,195,713    (4,639,466)  17,033,857
                          -----------  -----------   ------------  ------------  ------------  -----------
Distributions to
 Shareholders:
Class A
 From net investment
  income................     (565,254)    (604,477)            --            --      (545,322)          --
 In excess of net
  investment income.....           --           --             --            --            --     (141,157)
 From net realized gains
  from investment
  transactions..........           --      (10,070)            --    (1,313,170)           --     (382,467)
Class B
 From net investment
  income................     (919,249)  (1,991,531)            --            --      (779,360)          --
 In excess of net
  investment income.....           --           --             --            --            --      (49,910)
 From net realized gains
  from investment
  transactions..........           --      (18,695)            --   (20,072,304)           --     (492,504)
                          -----------  -----------   ------------  ------------  ------------  -----------
Change in net assets
 from distributions to
 shareholders...........   (1,484,503)  (2,624,773)            --   (21,385,474)   (1,324,682)  (1,066,038)
Change in net assets
 from capital
 transactions...........     (304,110)  11,873,124      6,356,572    35,817,550    13,193,668   11,593,601
                          -----------  -----------   ------------  ------------  ------------  -----------
Change in net assets....     (678,010)   8,393,038     10,173,149    31,627,789     7,229,520   27,561,420
                          -----------  -----------   ------------  ------------  ------------  -----------
Net Assets:
 Beginning of period....   50,780,673   42,387,635    168,603,915   136,976,126    58,724,413   31,162,993
                          -----------  -----------   ------------  ------------  ------------  -----------
 End of period..........  $50,102,663  $50,780,673   $178,777,064  $168,603,915  $ 65,953,933  $58,724,413
                          ===========  ===========   ============  ============  ============  ===========

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                       Schedule of Portfolio Investments
                                 June 30, 2000
                                  (Unaudited)

 Principal                                                            Market
   Amount   Security Description                                       Value
 ---------- -----------------------------------------------------   -----------

 Asset Backed Securities (0.5%):
 $  250,000 American Express Master Trust, Series 1994-3, Class
             A, 7.85%, 8/15/05...................................   $   254,923
                                                                    -----------
  Total Asset Backed Securities                                         254,923
                                                                    -----------
 Collateralized Mortgage Obligations (4.0%):
    500,000 Federal Home Loan Mortgage Corp., Series T-11, Class
             A4, 6.50%, 3/25/11..................................       475,857
    271,127 Federal National Mortgage Assoc., Series 1996-M6,
             Class G, 7.75%, 9/17/23, ACES.......................       265,874
    550,000 Federal National Mortgage Assoc., Series 1997-M4,
             Class C, 7.30%, 8/17/18, ACES.......................       541,750
    203,177 Small Business Investment Companies, Series 1995-
             P10C, Class 1, 6.00%, 9/25/18.......................       203,685
    500,000 Vendee Mortgage Trust, Series 1993-2, Class I, 6.75%,
             3/15/06.............................................       494,670
                                                                    -----------
  Total Collateralized Mortgage Obligations                           1,981,836
                                                                    -----------
 Corporate Bonds (62.2%):
 Banks (0.9%):
    450,000 NationsBank Corp., 6.13%, 7/15/04....................       428,625
                                                                    -----------
 Broadcasting/Cable (1.5%):
    500,000 CSC Holdings Inc., 8.13%, 7/15/09....................       486,875
    250,000 TCI Communications Inc., 8.65%, 9/15/04..............       261,563
                                                                    -----------
                                                                        748,438
                                                                    -----------
 Brokerage Services (3.3%):
  1,250,000 Goldman Sachs Group, 6.65%, 5/15/09..................     1,145,313
    500,000 Morgan Stanley Dean Witter Discover & Co., 9.38%,
             6/15/01.............................................       509,375
                                                                    -----------
                                                                      1,654,688
                                                                    -----------
 Chemicals--General (1.0%):
    500,000 Witco Corp., 6.60%, 4/1/03...........................       477,500
                                                                    -----------

 Principal                                                            Market
   Amount   Security Description                                       Value
 ---------- -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Data Processing & Reproduction (1.8%):
 $1,000,000 First Data Corp., 5.80%, 12/15/08....................   $   897,500
                                                                    -----------
 Electric--Integrated (1.4%):
    700,000 Sierra Pacific Resources, 8.75%, 5/15/05.............       710,500
                                                                    -----------
 Electronic & Electrical--General (1.0%):
    500,000 Limestone Electron Trust, 8.63%, 3/15/03.............       503,750
                                                                    -----------
 Entertainment (0.9%):
    500,000 Harman International Ind., 7.32%, 7/1/07.............       465,000
                                                                    -----------
 Financial Services (6.3%):
  1,000,000 Comdisco Inc., 6.00%, 1/30/02........................       957,499
    500,000 Crown Cork & Seal Financial PLC, 7.00%, 12/15/06.....       426,875
    500,000 Discover Card Master Trust,, 5.90%, 7/17/07..........       490,700
    500,000 Equifax, Inc., 6.90%, 7/1/28.........................       433,750
    125,000 Export Funding Trust, Series 1994-A, Class A, 7.89%,
             2/15/05.............................................       123,531
    250,000 Golden West Financial Corp., 10.25%, 12/1/00.........       253,125
    500,000 Osprey Trust, 8.31%,
             1/15/03 (b).........................................       501,875
                                                                    -----------
                                                                      3,187,355
                                                                    -----------
 Food Distributors & Wholesalers (1.1%):
    250,000 Secured Finance, Inc.--Kroger, 9.05%, 12/15/04.......       267,813
    260,000 SUPERVALU, Inc., 7.80%, 11/15/02.....................       260,000
                                                                    -----------
                                                                        527,813
                                                                    -----------
 Food Products (0.9%):
    500,000 Dean Foods Co., 6.90%, 10/15/17......................       455,625
                                                                    -----------
 Food Stores (0.5%):
    250,000 Shoppers Food, 9.75%, 6/15/04........................       262,188
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                  Schedule of Portfolio Investments, Continued
                                 June 30, 2000
                                  (Unaudited)

 Principal                                                            Market
   Amount   Security Description                                       Value
 ---------- -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Forest Products--Lumber & Paper (2.7%):
 $  500,000 Westvaco Corp., 7.75%, 2/15/23, Callable 2/15/03 @
             103.62..............................................   $   482,500
  1,000,000 Weyerhaeuser Co., 6.95%, 8/1/17......................       887,500
                                                                    -----------
                                                                      1,370,000
                                                                    -----------
 Industrial Goods & Services (7.3%):
  1,000,000 American Greetings, 6.10%, 8/1/28....................       893,750
    500,000 Boston Scientific Corp., 6.63%, 3/15/05..............       471,250
  1,020,000 CSR America, Inc., 6.88%, 7/21/05....................       981,749
    500,000 Masco Corp., 6.13%, 9/15/03..........................       473,750
  1,000,000 Masco Corp., 7.75%, 8/01/29..........................       892,500
                                                                    -----------
                                                                      3,712,999
                                                                    -----------
 Insurance (2.3%):
    250,000 Allstate Corp., 6.75%,
             6/15/03 (b).........................................       244,688
    500,000 Harleysville Group, Inc., 6.75%, 11/15/03............       483,750
    400,000 Protective Life Corp., 7.95%, 7/1/04.................       404,000
                                                                    -----------
                                                                      1,132,438
                                                                    -----------
 Medical Equipment & Supplies (0.9%):
    500,000 Hillenbrand Industries, 7.00%, 2/15/24...............       457,500
                                                                    -----------
 Metals--Fabrication (1.0%):
    500,000 Worthington Industries, Inc., 7.13%, 5/15/06.........       483,750
                                                                    -----------
 Natural Gas Distribution (1.0%):
    500,000 Keyspan Gas East, 7.79%, 2/1/10......................       501,250
                                                                    -----------
 Oil & Gas Exploration, Production & Services (0.5%):
    250,000 Louisiana Land & Exploration Co., 8.25%, 6/15/02.....       255,000
                                                                    -----------
 Oil & Gas Transmission (2.1%):
    100,000 Questar Pipeline Co., 9.88%, 6/1/20..................       104,750
    500,000 Sonat Inc., 7.63%, 7/15/11...........................       488,750

 Principal                                                            Market
   Amount   Security Description                                       Value
 ---------- -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Oil & Gas Transmission, continued:
 $  500,000 Tennessee Gas Pipeline Co., 7.50%, 4/1/17............   $   475,000
                                                                    -----------
                                                                      1,068,500
                                                                    -----------
 Oil--U.S. Exploration & Production (0.9%):
    500,000 Anadarko Petroleum Corp., 7.20%, 3/15/29.............       457,500
                                                                    -----------
 Paper Products (1.0%):
    500,000 Westvaco Corp., 6.85%, 11/15/04......................       484,375
                                                                    -----------
 Pharmaceuticals (0.9%):
    500,000 Watson Pharmaceuticals, 7.13%, 5/15/08...............       446,250
                                                                    -----------
 Retail--Discount (0.5%):
    250,000 Dollar General, 8.63% 6/15/10........................       248,438
                                                                    -----------
 Retail--Department Stores (4.5%):
    300,000 Dayton Hudson Co., 8.50%, 12/1/22, Callable 12/1/02 @
             103.75..............................................       295,875
    500,000 Federated Department Stores, 8.50%, 6/15/03..........       508,125
    250,000 Kohl's Corp., 6.70%, 2/1/06..........................       240,313
    750,000 Kohl's Corp., 7.25%, 6/1/29..........................       666,562
    500,000 May Department Stores, 8.75%, 5/15/29................       533,749
                                                                    -----------
                                                                      2,244,624
                                                                    -----------
 Software & Computer Services (1.0%):
    500,000 Sun Microsystems Inc., 7.00%, 8/15/02................       497,500
                                                                    -----------
 Telecom Services (1.5%):
    750,000 AT&T Canada Inc., 7.65%, 9/15/06.....................       742,500
                                                                    -----------
 Telephone--Integrated (1.9%):
    500,000 WorldCom Inc, 7.13%, 6/15/27.........................       494,375
    500,000 WorldCom Inc., 6.95%, 8/15/28........................       441,875
                                                                    -----------
                                                                        936,250
                                                                    -----------
 Textile Manufacturing (1.0%):
    500,000 VF Corp., 7.60%, 4/1/04, Callable 4/1/01 @ 100.......       499,375
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                  Schedule of Portfolio Investments, Continued
                                 June 30, 2000
                                  (Unaudited)

 Principal                                                            Market
   Amount   Security Description                                       Value
 ---------- -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Tire & Rubber (1.0%):
 $  500,000 Cooper Tire and Rubber Co., 7.75%, 12/15/09..........   $   486,875
                                                                    -----------
 Transportation Services (5.7%):
    700,000 Federal Express, 9.88%, 4/1/02.......................       726,249
    400,000 Federal Express, 10.13%, 7/15/03.....................       424,000
    250,000 GATX Corp., 8.63%, 12/1/04...........................       257,500
    500,000 Golden State Petroleum, 8.04%, 2/1/19................       449,375
    500,000 Union Tank Car Co., 6.00%, 3/15/02...................       491,250
    600,000 Union Tank Car Co., 7.13%, 2/1/07....................       572,250
                                                                    -----------
                                                                      2,920,624
                                                                    -----------
 Utilities--Natural Gas (1.0%):
    500,000 Michigan Consolidated Gas Co., 8.25%, 5/1/14.........       521,250
                                                                    -----------
 Utilities--Electric (1.0%):
    500,000 Cincinnati Gas & Electric, 6.35%, 6/15/03............       483,125
                                                                    -----------
 Utilities--Telecommunications (1.9%):
    500,000 Ameritech Capital Funding Corp., 6.13%, 10/15/01.....       492,500
    500,000 Frontier Corp., 6.00%, 10/15/03......................       443,125
                                                                    -----------
                                                                        935,625
                                                                    -----------
  Total Corporate Bonds                                              31,204,730
                                                                    -----------
 Medium Term Notes (1.5%):
 Food Products (0.5%):
    250,000 International Multifoods Corp., Series A, 6.71%,
             10/5/00.............................................       249,687
                                                                    -----------
 Utilities--Natural Gas (0.5%):
    250,000 UGI Utilities, Inc., Series B, 7.17%, 6/15/07........       240,313
                                                                    -----------
 Utilities--Electric (0.5%):
    250,000 Kentucky Power Co., 6.65%, 5/1/03....................       242,188
                                                                    -----------
  Total Medium Term Notes                                               732,188
                                                                    -----------

 Principal                                                             Market
   Amount   Security Description                                        Value
 ---------- ------------------------------------------------------   -----------

 U.S. Government Agencies (30.3%):
 Fannie Mae (14.9%):
 $  481,616 6.47%, 12/1/01........................................   $   476,196
    500,000 6.41%, 2/6/02.........................................       496,435
    500,000 5.13%, 2/13/04........................................       469,745
    450,000 7.38%, 9/1/06.........................................       447,788
  1,100,000 7.13%, 3/15/07........................................     1,103,211
    976,584 6.24%, 4/1/08.........................................       919,170
  1,000,000 7.25%, 1/15/10........................................     1,008,160
    484,132 7.45%, 10/1/11........................................       485,967
    807,217 6.50%, 5/1/18.........................................       766,768
    640,229 6.50%, 6/1/18.........................................       607,680
    661,000 7.13%, 1/15/30........................................       662,633
                                                                     -----------
                                                                       7,443,753
                                                                     -----------
 Federal Home Loan Bank (1.4%):
    250,000 6.25%, 8/13/04........................................       242,813
    500,000 6.38%, 8/15/06........................................       483,115
                                                                     -----------
                                                                         725,928
                                                                     -----------
 Freddie Mac (6.3%):
  1,750,000 6.88%, 1/15/05........................................     1,739,220
    282,132 7.00%, 11/1/07........................................       279,375
    545,080 6.00%, 1/1/14.........................................       518,922
    321,887 6.50%, 11/1/15........................................       308,155
    343,389 6.50%, 3/1/18.........................................       327,764
                                                                     -----------
                                                                       3,173,436
                                                                     -----------
 Government National Mortgage Assoc. (5.5%):
    421,812 6.88%, 9/15/08........................................       416,261
    289,288 7.50%, 2/15/23........................................       287,569
    394,083 6.00%, 12/20/27.......................................       393,342
    298,211 7.75%, 11/15/29.......................................       298,677
    496,038 6.50%, 5/15/34........................................       471,365
    437,037 6.93%, 9/15/39........................................       423,943
    499,234 6.85%, 10/15/39.......................................       482,400
                                                                     -----------
                                                                       2,773,557
                                                                     -----------
 Small Business Administration (0.2%):
     80,529 6.25%, 9/25/18, Pool #502410..........................        79,872
                                                                     -----------
 Student Loan Mortgage Assoc. (2.0%):
  1,000,000 1997-3, Class A2, 0.00%, 10/25/10.....................       985,810
                                                                     -----------
  Total U.S. Government Agencies                                      15,182,356
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Intermediate Income Fund

                  Schedule of Portfolio Investments, Continued
                                 June 30, 2000
                                  (Unaudited)

 Principal  Security        Market
   Amount   Description      Value
 ---------- -----------   -----------

  Total Investments
   (Cost $50,958,273)
   (a)--98.5%             $49,356,033
  Other assets in excess
   of liabilities--1.5%       746,630
                          -----------
  Total Net Assets--
   100.0%                 $50,102,663
                          ===========

-------
(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

   Unrealized
    appreciation....... $   179,172
   Unrealized
    depreciation.......  (1,781,412)
                        -----------
   Net unrealized
    depreciation....... $(1,602,240)
                        ===========

(b)  144A security which is restricted as to resale to institutional investors.

ACES--Automatic Common Exchange Securities
PLC--Public Liability Co.

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
Growth Fund

                       Schedule of Portfolio Investments
                                 June 30, 2000
                                  (Unaudited)

 Shares or
 Principal                                                             Market
  Amount                     Security Description                       Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (96.8%):
 Automotive Parts (1.4%):
   210,000 Wabash National Corp. .................................   $ 2,506,875
                                                                     -----------
 Banks (4.8%):
    63,000 Bank One Corp. ........................................     1,673,438
    45,000 BankAmerica Corp. .....................................     1,935,000
    30,000 Fifth Third Bancorp....................................     1,897,500
    80,000 Wells Fargo Co. .......................................     3,100,000
                                                                     -----------
                                                                       8,605,938
                                                                     -----------
 Beverages (2.6%):
   104,000 PepsiCo, Inc. .........................................     4,621,500
                                                                     -----------
 Building Materials (1.5%):
    54,000 Fastenal Co. ..........................................     2,733,750
                                                                     -----------
 Chemicals-General (1.2%):
    32,000 Air Products & Chemicals, Inc. ........................       986,000
    37,000 Sigma-Aldrich Corp. ...................................     1,082,250
                                                                     -----------
                                                                       2,068,250
                                                                     -----------
 Computers & Peripherals (8.6%):
    76,000 Cisco Systems, Inc.*...................................     4,811,749
    71,000 Compaq Computer Corp. .................................     1,814,938
    35,000 Hewlett-Packard Co. ...................................     4,370,624
    21,000 Intel Corp. ...........................................     2,807,438
    16,000 Sun Microsystems, Inc.*................................     1,455,000
                                                                     -----------
                                                                      15,259,749
                                                                     -----------
 Computers--Memory Devices (0.7%):
    16,000 EMC Corp.*.............................................     1,231,000
                                                                     -----------
 Consumer Goods & Services (1.5%):
    47,000 Procter & Gamble Co. ..................................     2,690,750
                                                                     -----------
 Cosmetics & Toiletries (2.5%):
    55,000 Gillette Co. ..........................................     1,921,563
    45,000 Kimberly Clark Corp. ..................................     2,581,875
                                                                     -----------
                                                                       4,503,438
                                                                     -----------
 Diversified (0.3%):
     6,000 Minnesota Mining & Manufacturing Co. ..................       495,000
                                                                     -----------
 Electronic & Electrical-General (7.2%):
    13,349 Agilent Technologies, Inc.*............................       984,489
    18,000 Altera Corp.*..........................................     1,834,875
    39,000 Emerson Electric Co. ..................................     2,354,625

  Shares or
  Principal
   Amount                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks, continued
 Electronic & Electricial-General, continued
      24,000 JDS Uniphase Corp.*.................................   $  2,877,000
      46,000 Texas Instruments, Inc. ............................      3,159,624
      80,000 Thomas & Betts Corp. ...............................      1,530,000
                                                                    ------------
                                                                      12,740,613
                                                                    ------------
 Environmental Control (1.1%):
      62,900 Ionics, Inc.*.......................................      1,926,313
                                                                    ------------
 Financial Services (3.6%):
      64,000 Fannie Mae..........................................      3,340,000
      78,000 Freddie Mac.........................................      3,159,000
                                                                    ------------
                                                                       6,499,000
                                                                    ------------
 Financial Services--Diversified (1.0%):
      30,000 Citigroup, Inc. ....................................      1,807,500
                                                                    ------------
 Food Distributors & Wholesalers (2.3%):
     122,000 Albertsons, Inc. ...................................      4,056,500
                                                                    ------------
 Food Products (0.9%):
      86,000 Sara Lee Corp. .....................................      1,660,875
                                                                    ------------
 Forest Products-Lumber & Paper (1.1%):
      73,000 Willamette Industries, Inc. ........................      1,989,250
                                                                    ------------
 Home Decoration Products (0.7%):
      51,000 Newell Rubbermaid, Inc. ............................      1,313,250
                                                                    ------------
 Industrial Goods & Services (1.0%):
     100,000 Masco Corp. ........................................      1,806,250
                                                                    ------------
 Insurance (3.3%):
     142,000 Allstate Corp. .....................................      3,159,500
      46,000 Chubb Corp. ........................................      2,829,000
                                                                    ------------
                                                                       5,988,500
                                                                    ------------
 Medical Supplies (5.9%):
      56,500 Biomet, Inc. .......................................      2,171,719
     150,000 Boston Scientific Corp.*............................      3,290,624
      25,000 Johnson & Johnson, Inc. ............................      2,546,875
      57,000 St. Jude Medical, Inc.*.............................      2,614,875
                                                                    ------------
                                                                      10,624,093
                                                                    ------------
 Newspapers (0.7%):
      21,900 Gannett Co., Inc. ..................................      1,309,894
                                                                    ------------
 Office Equipment & Service (3.0%):
      92,000 Pitney Bowes, Inc.*.................................      3,680,000
      83,000 Xerox Corp. ........................................      1,722,250
                                                                    ------------
                                                                       5,402,250
                                                                    ------------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Growth Fund

                  Schedule of Portfolio Investments, Continued
                                 June 30, 2000
                                  (Unaudited)

  Shares or
  Principal
   Amount                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks, continued
 Oil & Gas Exploration, Production & Services (7.9%)
      57,000 Anadarko Petroleum Corp. ...........................   $  2,810,813
     200,000 R&B Falcon Corp.*...................................      4,712,499
      96,000 The Williams Cos., Inc. ............................      4,001,999
      45,000 Transocean Sedco Forex, Inc. .......................      2,404,688
                                                                    ------------
                                                                      13,929,999
                                                                    ------------
 Oil & Gas Transmission (1.0%):
      36,200 El Paso Energy Corp. ...............................      1,843,938
                                                                    ------------
 Oil-Integrated Companies (2.2%):
      71,000 BP Amoco PLC ADR....................................      4,015,938
                                                                    ------------
 Oilfield Services & Equipment (1.4%):
     145,000 Petroleum Geo-Services, Sponsored ADR*..............      2,474,063
                                                                    ------------
 Pharmaceuticals (4.8%):
      80,000 ALZA Corp.*.........................................      4,730,000
      20,000 Bristol-Myers Squibb Co. ...........................      1,165,000
      36,000 Merck & Co., Inc. ..................................      2,758,500
                                                                    ------------
                                                                       8,653,500
                                                                    ------------
 Printing & Publishing (0.9%):
      64,000 Electronics for Imaging, Inc.*......................      1,620,000
                                                                    ------------
 Retail (4.3%):
     101,562 Dollar General Corp. ...............................      1,980,459
      18,000 Home Depot, Inc. ...................................        898,875
      47,000 Lowe's Cos., Inc. ..................................      1,929,938
      31,000 Target Corp. .......................................      1,798,000
      18,000 Wal-Mart Stores, Inc. ..............................      1,037,250
                                                                    ------------
                                                                       7,644,522
                                                                    ------------
 Software & Computer Services (3.2%):
      36,000 First Data Corp. ...................................      1,786,500
      50,000 Microsoft Corp.*....................................      4,000,000
                                                                    ------------
                                                                       5,786,500
                                                                    ------------
 Technology (0.8%):
      16,000 Applied Materials, Inc.*............................      1,450,000
                                                                    ------------

  Shares or
  Principal
   Amount                    Security Description                   Market Value
 ----------- ----------------------------------------------------   ------------

 Common Stocks, continued
 Telecommunications (4.6%):
      57,000 AT&T Corp. .........................................   $  1,802,625
      65,000 SBC Communications, Inc. ...........................      2,811,250
      79,500 WorldCom, Inc.*.....................................      3,647,063
                                                                    ------------
                                                                       8,260,938
                                                                    ------------
 Telecommunications Equipment (1.0%):
      18,000 Nortel Networks Corp. ..............................      1,228,500
       8,000 QUALCOMM, Inc.*.....................................        480,000
                                                                    ------------
                                                                       1,708,500
                                                                    ------------
 Telecommunications-Services & Equipment (7.8%):
     120,000 Broadwing, Inc.*....................................      3,112,500
      55,000 Lucent Technologies, Inc. ..........................      3,258,750
      46,000 Scientific-Atlanta, Inc. ...........................      3,427,000
      58,000 Tellabs, Inc.*......................................      3,969,374
                                                                    ------------
                                                                      13,767,624
                                                                    ------------
  Total Common Stocks                                                172,996,060
                                                                    ------------
 Commercial Paper (1.3%):
 Finance (1.3%):
   1,000,000 Norwest Financial, Inc., 6.35%, (b) 7/3/00..........        999,647
   1,300,000 Norwest Financial, Inc., 6.36%, (b) 7/5/00..........      1,299,083
                                                                    ------------
  Total Commercial Paper                                               2,298,730
                                                                    ------------
 U.S. Government Agencies (2.7%):
 Federal Home Loan Bank (1.6%):
   2,907,000 6.40%, (b) 7/19/00..................................      2,898,541
                                                                    ------------
 Freddie Mac (1.1%):
   2,000,000 6.39%, (b) 7/5/00...................................      1,999,260
                                                                    ------------
  Total U.S. Government Agencies                                       4,897,801
                                                                    ------------
  Total Investments
   (Cost $168,415,214) (a)--100.8%                                   180,192,591
  Liabilities in excess of other assets--(0.8)%                      (1,415,527)
                                                                    ------------
  Total Net Assets--100.0%                                          $178,777,064
                                                                    ============

                                   Continued

MMA PRAXIS MUTUAL FUNDS
Growth Fund

                 Schedule of Portfolio Investments, Continued
                                 June 30, 2000
                                  (Unaudited)
-------
(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation....... $ 34,067,676
   Unrealized
   depreciation.......  (22,290,299)
                       ------------
   Net unrealized
   appreciation....... $ 11,777,377
                       ============

(b) Effective yield at purchase
(*) Represents non-income producing securities.

ADR--American Depository Receipt
PLC--Public Liability Co.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
International Fund

                       Schedule of Portfolio Investments
                                 June 30, 2000
                                  (Unaudited)

 Shares or
 Principal                                                             Market
  Amount                     Security Description                       Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (96.1%):
 Brazil (1.2%):
 Telecommunications (1.2%):
  34,809   Embratel Participacoes S.A.*...........................   $   822,363
                                                                     -----------
 Canada (3.0%):
 Telecommunication Equipment (3.0%):
  28,644   Nortel Networks Corp.*.................................     1,985,422
                                                                     -----------
 France (9.6%):
 Automotive Parts (1.4%):
  17,521   Valeo S.A. ............................................       940,545
                                                                     -----------
 Chemical--Specialty (0.8%):
  32,161   Rhodia S.A. ...........................................       542,594
                                                                     -----------
 Drugs (3.0%):
  27,184   Aventis S.A. ..........................................     1,992,158
                                                                     -----------
 Food Products (1.7%):
  16,000   Carrefour S.A. ........................................     1,098,161
                                                                     -----------
 Utilities-Water (2.7%):
  19,740   Vivendi S.A. ..........................................     1,749,391
                                                                     -----------
                                                                       6,322,849
                                                                     -----------
 Germany (6.8%):
 Automotive (1.0%):
  22,384   Bayerische Motoren Werke AG............................       678,044
                                                                     -----------
 Banks (1.5%):
  23,437   Dresdner Bank AG.......................................       975,045
                                                                     -----------
 Electronic & Electrical-General (1.0%):
   4,484   Siemens AG.............................................       676,985
                                                                     -----------
 Insurance (1.5%):
   2,689   Allianz AG.............................................       979,506
                                                                     -----------
 Software & Computer Services (1.8%):
   6,183   SAP AG.................................................     1,146,867
                                                                     -----------
                                                                       4,456,447
                                                                     -----------
 Greece (1.0%):
 Telecommunications (1.0%):
  25,750   Hellenic Telecommunication Organization S.A. ..........       630,893
                                                                     -----------

 Shares or
 Principal                                                             Market
  Amount                     Security Description                       Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Hong Kong (2.9%):
 Real Estate (1.8%):
   99,000  Hutchison Whampoa Ltd. ................................   $ 1,244,638
                                                                     -----------
 Telecommunications--Services & Equipment (1.1%):
  330,000  China Unicom Ltd.*.....................................       700,639
                                                                     -----------
                                                                       1,945,277
                                                                     -----------
 Italy (7.3%):
 Banks (2.5%):
  302,851  Banca Nazionale de Lavoro..............................     1,071,244
  124,179  Unicredito Italiano SpA................................       596,374
                                                                     -----------
                                                                       1,667,618
                                                                     -----------
 Radio & Television (3.3%):
  137,812  Mediaset SpA...........................................     2,113,683
                                                                     -----------
 Telecommunications (1.5%):
   98,902  Telecom Italia Mobile SpA..............................     1,014,429
                                                                     -----------
                                                                       4,795,730
                                                                     -----------
 Japan (22.5%):
 Computers & Peripherals (1.5%):
   28,000  Fujitsu Ltd. ..........................................       971,253
                                                                     -----------
 Data Processing & Reproduction (1.1%):
   23,000  Kao Corporation........................................       704,338
                                                                     -----------
 Drugs (1.5%):
   15,000  Takeda Chemical Industries.............................       986,753
                                                                     -----------
 Electronic & Electrical--General (4.9%):
    7,000  Murata Manufacturing Co. Ltd...........................     1,006,980
   24,000  Pioneer Electronic Corp................................       936,849
    4,200  Rohm Co. Ltd. .........................................     1,230,605
                                                                     -----------
                                                                       3,174,434
                                                                     -----------
 Electronic Components/Instruments (0.3%):
    1,096  Samsu Electronics--GDR (c).............................       181,358
                                                                     -----------
 Financial Services (4.3%):
  125,000  Fuji Bank..............................................       952,255
   10,000  Nikko Securities Co., Ltd..............................        99,242
  144,000  Sakura Bank Ltd........................................       997,642
    1,720  Shohkoh Fund & Co. Ltd. ...............................       388,539
    3,500  Takefuji Corp. ........................................       423,765
                                                                     -----------
                                                                       2,861,443
                                                                     -----------
 Internet Content (0.2%):
    1,200  Softbank Corp. ........................................       163,325
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
International Fund

                  Schedule of Portfolio Investments, Continued
                                 June 30, 2000
                                  (Unaudited)

 Shares or
 Principal                                                             Market
  Amount                     Security Description                       Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Japan, continued:
 Office Equipment (1.7%):
  23,000   Canon, Inc. ...........................................   $ 1,147,810
                                                                     -----------
 Pharmaceuticals (2.0%):
   9,000   Taisho Pharmaceutical Co., Ltd. .......................       323,247
  18,000   Yamanouchi Pharmaceuticals Co., Ltd. ..................       985,052
                                                                     -----------
                                                                       1,308,299
                                                                     -----------
 Telecommunication Equipment (0.7%):
   4,000   Matsushita Communications..............................       468,046
                                                                     -----------
 Telecommunications (2.9%):
      70   NTT Mobile Communications Network, Inc.................     1,898,838
                                                                     -----------
 Utilities--Telecommunications (1.4%):
      71   Nippon Telegraph & Telephone Corp......................       946,206
                                                                     -----------
                                                                      14,812,103
                                                                     -----------
 Korea (0.5%):
 Telecommunications (0.5%):
   9,108   SK Telecom Co. Ltd. ADR................................       330,734
                                                                     -----------
 Mexico (1.0%):
 Utilities--Telecommunications (1.0%):
  11,685   Telefonos de Mexico SA, Sponsored ADR, Class L.........       667,506
                                                                     -----------
 Netherlands (16.8%):
 Apparel (1.0%):
   6,984   Gucci Group N.V. ADR*..................................       661,734
                                                                     -----------
 Banks (1.7%):
  16,396   ING Groep N.V. ........................................     1,112,766
                                                                     -----------
 Electronic Components/Instruments (1.2%):
  16,691   Philips Electronics N.V................................       790,391
                                                                     -----------
 Food Diversified (1.4%):
  19,526   Unilever N.V.--CVA.....................................       899,372
                                                                     -----------
 Food Retailer (1.5%):
  33,910   Koninklijke Ahold......................................     1,002,153
                                                                     -----------

 Shares or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------

 Common Stocks, continued
 Netherlands, continued
 Publishing (5.2%):
   38,305  Verenigde Nederlandse Uitgeversbedrijven Vererigd
            Bezit................................................   $ 1,986,487
   55,223  Wolters Kluwer CVA....................................     1,476,921
                                                                    -----------
                                                                      3,463,408
                                                                    -----------
 Telecommunications (4.8%):
   53,678  Koninklijke KPN N.V. .................................     2,410,676
   18,713  KPNQwest N.V.*........................................       739,049
                                                                    -----------
                                                                      3,149,725
                                                                    -----------
                                                                     11,079,549
                                                                    -----------
 Singapore (1.5%):
 Banks (1.5%):
   78,000  DBS Group Holdings Ltd. ..............................     1,001,517
                                                                    -----------
 South Korea (1.3%):
 Telecommunications (1.3%):
   18,405  Korea Telecom Corp. ADR...............................       890,342
                                                                    -----------
 Spain (2.1%):
 Telecommunications (2.1%):
   63,675  Telefonica S.A.*......................................     1,373,360
                                                                    -----------
 Sweden (1.0%):
 Banks (1.0%):
   57,456  Skandinaviska Enskilda Banken.........................       684,567
                                                                    -----------
 Switzerland (2.6%):
 Chemical--Specialty (0.9%):
    1,602  Clariant AG*..........................................       597,031
                                                                    -----------
 Pharmaceuticals (1.7%):
      696  Novartis AG*..........................................     1,106,023
                                                                    -----------
                                                                      1,703,054
                                                                    -----------
 United Kingdom (15.0%):
 Health & Personal Care (4.3%):
   28,834  AstraZeneca Group PLC.................................     1,346,659
  167,702  Reed International PLC................................     1,462,374
                                                                    -----------
                                                                      2,809,033
                                                                    -----------
 Pharmaceuticals (2.8%):
   63,593  Glaxo Wellcome PLC....................................     1,853,265
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
International Fund

                 Schedule of Portfolio Investments, Continued
                                 June 30, 2000
                                  (Unaudited)

 Shares or
 Principal                                                             Market
  Amount                       Security Deposit                         Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued
 United Kingdon, continued
 Telecommunications (2.4%):
   66,986  Cable & Wireless PLC...................................   $ 1,137,822
  136,689  Telewest Communications PLC*...........................       471,809
                                                                     -----------
                                                                       1,609,631
                                                                     -----------
 Telecommunications--Services & Equipment (0.6%):
   10,508  Energis PLC*...........................................       394,202
                                                                     -----------
 Transportation (1.6%):
   69,141  Railtrack Group PLC....................................     1,074,465
                                                                     -----------
 Utilities--Telecommunications (3.3%):
  536,284  Vodafone Airtouch PLC..................................     2,175,841
                                                                     -----------
                                                                       9,916,437
                                                                     -----------
  Total Common Stocks                                                 63,418,150
                                                                     ===========

 Shares or
 Principal                                                            Market
   Amount                      Security Deposit                        Value
 ---------- -----------------------------------------------------   -----------
 Commercial Paper (5.2%):
 United States (5.2%):
 Financial Services (5.2%):
 $3,400,000 Schering-Plough Corp., 6.90%,  (b)  7/5/00...........   $ 3,398,697
                                                                    -----------
  Total Commercial Paper                                              3,398,697
                                                                    -----------
  Total Investments
   (Cost $58,498,805) (a)--101.3%                                    66,816,847
  Liabilities in excess of other assets--(1.3)%                        (862,914)
                                                                    -----------
  Total Net Assets--100.0%                                          $65,953,933
                                                                    ===========

-------

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation......... $10,971,362
   Unrealized
   depreciation.........  (2,653,320)
                         -----------
   Net unrealized
   appreciation......... $ 8,318,042
                         ===========

(b)  Effective yield at purchase
(c) 144A security which is restricted as to resale to institutional investors.
 *  Represents non-income producing securities.

                                   Continued

MMA PRAXIS MUTUAL FUNDS
International Fund

                  Schedule of Portfolio Investments, Continued
                                 June 30, 2000
                                  (Unaudited)

FORWARD CURRENCY CONTRACTS

                                                                         Unrealized
                 Delivery Contract Market  Contract  Contract  Market  Appreciation/
Currency           Date    Price   Price    Amount    Value    Value   (Depreciation)
--------         -------- -------- ------ ---------- -------- -------- --------------
Short Contracts
British Pound..   7/3/00   $1.50   $1.51  $   12,016 $ 18,018 $ 18,191    $  (173)
British Pound..   7/5/00    1.50    1.51      19,821   29,811   30,007       (196)
Euro...........   7/3/00    0.94    0.96     155,117  146,431  148,694     (2,263)
Japanese Yen...   7/3/00    0.01    0.01   2,076,728   19,651   19,628         23
Japanese Yen...   7/4/00    0.01    0.01   4,239,763   40,471   40,073        398
                                          ---------- -------- --------    -------
Total Short
 Contracts.....                           $6,503,445 $254,382 $256,593    $(2,211)
                                          ========== ======== ========    =======
Long Contracts
U.S. Dollar....   7/3/00    1.00    1.00      18,018   18,018   18,018         --
U.S. Dollar....   7/5/00    1.00    1.00      29,811   29,811   29,811         --
U.S. Dollar....   7/3/00    1.00    1.00      19,651   19,651   19,651         --
U.S. Dollar....   7/3/00    1.00    1.00     146,431  146,431  146,431         --
U.S. Dollar....   7/4/00    1.00    1.00      40,471   40,471   40,471         --
                                          ---------- -------- --------    -------
Total Long
 Contracts.....                           $  254,382 $254,382 $254,382         --
                                          ========== ======== ========    =======

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                         Notes to Financial Statements
                                 June 30, 2000
                                  (Unaudited)
1. Organization:

 The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Growth Fund, and the International Fund (individually a "Fund", collectively "the Funds"). The Intermediate Income Fund and the Growth Fund commenced operations January 4, 1994 and the International Fund commenced operations April 1, 1997. The Funds offer Class A shares and Class B shares. Prior to May 3, 1999, the Funds were offered in one class only. On May 3, 1999, the existing shares were designated as Class B shares and the Funds commenced offering Class A shares.

 The primary investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective. The primary investment objective of the Growth Fund is to seek capital appreciation with current income as a secondary objective. The primary investment objective of the International Fund is capital appreciation, with current income as a secondary objective.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.

  Securities Transactions and Related Income:

  Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

  Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 June 30, 2000
                                  (Unaudited)
  day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain
  (loss) from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Risks Associated with Foreign Securities and Currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

  Forward Foreign Currency Contracts:

  The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Dividends and Distributions:

  Dividends from net investment income are usually declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income, if any, are usually declared and paid twice a year for the Growth Fund and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 June 30, 2000
                                  (Unaudited)

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Federal Income Taxes:

  It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

  Organization Costs:

  Costs incurred by the Funds in connection with their organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Company in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

  Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets.

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the six month period ended June 30, 2000 were as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
  Intermediate Income Fund............................. $15,220,484 $14,615,650
  Growth Fund..........................................  19,878,846  12,020,350
  International Fund...................................  28,869,152  18,833,486

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 June 30, 2000
                                  (Unaudited)

4. Related Party Transactions:

 Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Growth Fund and 0.90% for the International Fund. Oechsle International Advisors, LLC, serves as the sub-adviser to the International Fund and receives compensation from the Adviser.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees that are computed daily as a percentage of each Fund's average daily net assets, subject to an annual minimum per Fund.

 BISYS serves as the Funds' distributor. The Company has adopted a Distribution Services Plan for Class A Shares (the "Class A Plan") and a Distribution Services Plan for Class B Shares (the "Class B Plan"), each pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, each Fund pays BISYS, as the Fund's distributor, an aggregate fee not to exceed on an annual basis 0.50% of the average daily net assets of such Fund's Class A Shares for distribution related activities. The aggregate fee includes not more than 0.25% of the average daily net assets of the Fund's Class A Shares to be used for general distribution purposes and up to 0.25% of the average daily net assets of the Fund's Class A Shares to be used as a service fee. Under the Class B Plan, each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares for distribution related activities. The aggregate fee includes not more than 0.75% of the average daily net assets of the Fund's Class B Shares to be used for general distribution purposes and up to 0.25% of the average daily net assets of the Fund's Class B Shares to be used as a service fee. General distribution purposes include commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses. Payments under each of the Class A Plan and the Class B Plan may include payments to financial institutions and broker-dealers, including the Adviser, BISYS, and any of their affiliates or subsidiaries.

 BISYS Ohio serves the Funds as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with a specified minimum per Fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

 Class A shares of the Funds are subject to an initial sales charge imposed at the time of purchase in accordance with the Funds' prospectus. Class B shares are subject to a Contigent Deferred Sales Charge (CDSC) on redemptions of Class B shares made within five years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption. The CDSC on Class B shares will not be imposed on increases above the NAV at the time of purchase or shares purchased through the reinvestment of dividends from net investment income or capital gains. For the six month period ended June 30, 2000, the Distributor received approximately $269,299 from commissions earned on sales of Class A shares and on redemption of Class B shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares. Of the commission reallowed, $62,673 went to affiliated dealers.


                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 June 30, 2000
                                  (Unaudited)
 Certain officers of the Company are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions are as follows for the six month period ended June 30, 2000:

                                             Intermediate  Growth  International
                                             Income Fund    Fund       Fund
                                             ------------ -------- -------------
  Investment advisory fee waivers...........   $125,171   $327,135   $126,187
  Distribution Services Plan--Class A.......     31,016     12,590     32,518
  Distribution Services Plan--Class B.......     77,967    119,690     42,907
                                               --------   --------   --------
  Total.....................................   $234,154   $459,414   $201,612
                                               ========   ========   ========

5. Capital Share Transactions:

  Transactions in shares of the Funds are summarized below:

                          Intermediate Income Fund         Growth Fund             International Fund
                          -------------------------  -------------------------  -------------------------
                          Six Months       Year      Six Months       Year      Six Months       Year
                             Ended        Ended         Ended        Ended         Ended        Ended
                           June 30,    December 31,   June 30,    December 31,   June 30,    December 31,
                             2000          1999         2000          1999         2000          1999
                          -----------  ------------  -----------  ------------  -----------  ------------
                          (Unaudited)                (Unaudited)                (Unaudited)
Capital Transactions:
Class A Shares:
 Proceeds from shares
  issued................  $ 1,380,169  $18,247,252   $ 4,556,883  $11,101,874   $ 5,855,038  $21,350,035
 Dividends reinvested...      121,069       79,282         5,569      743,404        83,035      330,956
 Cost of shares
  redeemed..............     (282,929)    (166,478)     (474,406)    (107,225)   (2,790,374)  (3,225,953)
                          -----------  -----------   -----------  -----------   -----------  -----------
 Class A Share
  transactions..........  $ 1,218,309  $18,160,056   $ 4,088,046  $11,738,053   $ 3,147,699  $18,455,038
                          -----------  -----------   -----------  -----------   -----------  -----------
Class B Shares:
 Proceeds from shares
  issued................  $ 2,040,937  $13,176,744   $13,960,561  $26,241,426   $19,963,026  $18,567,201
 Dividends reinvested...      842,588    1,543,571            --   19,795,898        27,773      616,769
 Cost of shares
  redeemed..............   (4,405,944) (21,007,247)  (11,692,035) (21,957,827)   (9,944,830) (26,045,407)
                          -----------  -----------   -----------  -----------   -----------  -----------
 Class B Share
  transactions..........  $(1,522,419) $(6,286,932)  $ 2,268,526  $24,079,497   $10,045,969  $(6,861,437)
                          -----------  -----------   -----------  -----------   -----------  -----------
Total net increase
 (decrease) from capital
 transactions...........  $  (304,110) $11,873,124   $ 6,356,572  $35,817,550   $13,193,668  $11,593,601
                          ===========  ===========   ===========  ===========   ===========  ===========
Share Transactions:
Class A Shares:
 Issued.................      146,654    1,877,777       304,697      642,764       337,022    1,503,829
 Reinvested.............       12,892        8,230           355       50,657         4,567       20,127
 Redeemed...............      (30,031)     (17,226)      (31,641)      (6,481)     (159,200)    (192,363)
                          -----------  -----------   -----------  -----------   -----------  -----------
 Change in Class A
  Shares................      129,515    1,868,781       273,411      686,940       182,389    1,331,593
                          -----------  -----------   -----------  -----------   -----------  -----------
Class B Shares:
 Issued.................      216,838    1,335,490       932,818    1,597,846     1,132,694    1,289,972
 Reinvested.............       89,746      157,387            --    1,351,042         1,525       39,141
 Redeemed...............     (468,536)  (2,159,027)     (781,076)  (1,312,227)     (568,273)  (1,822,269)
                          -----------  -----------   -----------  -----------   -----------  -----------
 Change in Class B
  Shares................     (161,952)    (666,150)      151,742    1,636,661       565,946     (493,156)
                          -----------  -----------   -----------  -----------   -----------  -----------
Total net increase
 (decrease) from share
 transactions...........      (32,437)   1,202,631       425,153    2,323,601       748,335      838,437
                          ===========  ===========   ===========  ===========   ===========  ===========

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                                  Intermediate Income Fund--
                                                        Class A Shares
                                                  ---------------------------
                                                                 May 12, 1999
                                                   Six Months         to
                                                      Ended      December 31,
                                                  June 30, 2000    1999 (a)
                                                  -------------  ------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period.............    $  9.46       $  9.88
                                                     -------       -------
Investment Activities
 Net investment income...........................       0.29          0.33
 Net realized and unrealized gains (losses) from
  investment transactions........................      (0.08)        (0.37)
                                                     -------       -------
Total from Investment Activities.................       0.21         (0.04)
                                                     -------       -------
Distributions
 Net investment income...........................      (0.29)        (0.37)
 Net realized gains..............................         --         (0.01)
                                                     -------       -------
Total Distributions..............................      (0.29)        (0.38)
                                                     -------       -------
Net Asset Value, End of Period...................    $  9.38       $  9.46
                                                     =======       =======
Total Return (excludes sales charge).............       2.24%(b)      (.45)%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).................    $18,754       $17,670
 Ratio of expenses to average net assets.........       0.85%(c)      0.85%(c)
 Ratio of net investment income to average net
  assets.........................................       6.17%(c)      5.81%(c)
 Ratio of expenses to average net assets*........       1.69%(c)      1.66%(c)
 Portfolio Turnover (d)..........................      30.15%        37.78%

-------
 * During the period, certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                           Intermediate Income Fund--Class B Shares
                         ----------------------------------------------------------------------------------
                         Six Months
                            Ended       Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                          June 30,     December 31,  December 31,  December 31,  December 31,  December 31,
                            2000           1999          1998          1997          1996          1995
                         -----------   ------------  ------------  ------------  ------------  ------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  9.46       $ 10.17       $ 10.01       $  9.84       $ 10.17       $  9.14
                           -------       -------       -------       -------       -------       -------
Investment Activities
 Net investment income..      0.27          0.54          0.54          0.55          0.54          0.53
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........     (0.07)        (0.73)         0.17          0.17         (0.33)         1.03
                           -------       -------       -------       -------       -------       -------
Total from Investment
 Activities.............      0.20         (0.19)         0.71          0.72          0.21          1.56
                           -------       -------       -------       -------       -------       -------
Distributions
 Net investment income..     (0.27)        (0.51)        (0.54)        (0.55)        (0.54)        (0.53)
 Net realized gains.....        --         (0.01)        (0.01)           --            --            --
                           -------       -------       -------       -------       -------       -------
Total Distributions.....     (0.27)        (0.52)        (0.55)        (0.55)        (0.54)        (0.53)
                           -------       -------       -------       -------       -------       -------
Net Asset Value, End of
 Period.................   $  9.39       $  9.46       $ 10.17       $ 10.01       $  9.84       $ 10.17
                           =======       =======       =======       =======       =======       =======
Total Return (excludes
 redemption charge).....      2.17%(a)     (1.90)%        7.29%         7.60%         2.22%        17.47%
Ratios/Supplementary
 Data:
 Net Assets, End of
  Period (000)..........   $31,349       $33,111       $42,388       $33,339       $27,568       $23,470
 Ratio of expenses to
  average net assets....      1.20%(b)      1.16%         1.10%         1.10%         1.10%         1.10%
 Ratio of net investment
  income to average net
  assets................      5.81%(b)      5.35%         5.37%         5.65%         5.50%         5.49%
 Ratio of expenses to
  average net assets*...      2.19%(b)      2.17%**       2.37%**       2.62%**       2.52%**       2.64%
 Portfolio Turnover (c).     30.15%        37.78%        33.89%        60.05%        30.25%        31.57%

-------
 * During the period, certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the years ended December 31, 1999, 1998, 1997 and 1996 the Intermediate Income Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                                        Growth Fund--
                                                        Class A shares
                                                   --------------------------
                                                   Six Months    May 12, 1999
                                                      Ended           to
                                                    June 30,     December 31,
                                                      2000         1999 (a)
                                                   -----------   ------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $ 15.02       $ 17.39
                                                     -------       -------
Investment Activities
 Net investment income............................      0.02          0.01
 Net realized and unrealized gains (losses) from
  investment transactions.........................      0.35         (0.24)
                                                     -------       -------
Total from Investment Activities..................      0.37         (0.23)
                                                     -------       -------
Distributions
 Net investment income............................        --            --
 Net realized gains...............................        --         (2.14)
                                                     -------       -------
Total Distributions...............................        --         (2.14)
                                                     -------       -------
Net Asset Value, End of Period....................   $ 15.39       $ 15.02
                                                     =======       =======
Total Return (excludes sales charge)..............      2.46%(b)     (0.91)%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)..................   $14,780       $10,318
 Ratio of expenses to average net assets..........      1.20%(c)      1.20%(c)
 Ratio of net investment income to average net
  assets..........................................      0.32%(c)      0.20%(c)
 Ratio of expenses to average net assets*.........      1.78%(c)      1.82%(c)
 Portfolio Turnover (d)...........................      7.38%        77.18%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                                            Growth Fund--Class B
                                ------------------------------------------------------------------------------------
                                Six Months
                                   Ended         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                 June 30,       December 31,  December 31,  December 31,  December 31,  December 31,
                                   2000             1999          1998          1997          1996          1995
                                -----------     ------------  ------------  ------------  ------------  ------------
                                (Unaudited)
Net Asset Value,
 Beginning of Period..........   $  14.94         $  15.29      $  15.72      $  13.57      $ 12.07       $  9.74
                                 --------         --------      --------      --------      -------       -------
Investment Activities
 Net investment income (loss).      (0.02)           (0.06)           --          0.04         0.07          0.10
 Net realized and unrealized
  gains (losses) from
  investment transactions.....       0.34             1.85          0.84          3.86         1.85          3.12
                                 --------         --------      --------      --------      -------       -------
Total from Investment
 Activities...................       0.32             1.79          0.84          3.90         1.92          3.22
                                 --------         --------      --------      --------      -------       -------
Distributions
 Net investment income........         --               --            --         (0.04)       (0.07)        (0.10)
 Net realized gains...........         --            (2.14)        (1.27)        (1.71)       (0.35)        (0.79)
                                 --------         --------      --------      --------      -------       -------
Total Distributions...........         --            (2.14)        (1.27)        (1.75)       (0.42)        (0.89)
                                 --------         --------      --------      --------      -------       -------
Net Asset Value, End of
 Period.......................   $  15.26         $  14.94      $  15.29      $  15.72      $ 13.57       $ 12.07
                                 ========         ========      ========      ========      =======       =======
Total Return
 (excludes redemption charge).       2.14%(a)        12.16%         5.96%        29.15%       15.87%        33.32%
Ratios/Supplementary Data:
 Net Assets, End of Period
  (000).......................   $163,997         $158,286      $136,976      $104,309      $58,907       $30,906
 Ratio of expenses to average
  net assets..................       1.75%(b)         1.75%         1.69%         1.72%        1.74%         1.75%
 Ratio of net investment
  income to average net
  assets......................      (0.25)%(b)       (0.41)%       (0.02)%        0.22%        0.61%         0.90%
 Ratio of expenses to average
  net assets*.................       2.28%(b)         2.35%**       2.53%**       2.66%**      2.55%**       2.81%
 Portfolio Turnover (c).......       7.38%           77.18%        91.32%        53.26%       33.98%        48.91%

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the years ended December 31, 1999, 1998, 1997 and 1996 the Growth
   Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(a) Not Annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                           International Fund--Class A Shares
                                         ---------------------------------------
                                         Six Months Ended     May 12, 1999 to
                                          June 30, 2000    December 31, 1999 (a)
                                         ----------------  ---------------------
                                           (Unaudited)
Net Asset Value, Beginning of Period....     $ 18.19              $ 13.76
                                             -------              -------
Investment Activities
 Net investment income (loss)...........        0.41**              (0.01)
 Net realized and unrealized gains
  (losses) on investments...............       (1.66)                4.81
                                             -------              -------
Total from Investment Activities........       (1.25)                4.80
                                             -------              -------
Distributions
 Net investment income..................       (0.36)               (0.10)
 Net realized gains.....................          --                (0.27)
                                             -------              -------
Total Distributions.....................       (0.36)               (0.37)
                                             -------              -------
Net Asset Value, End of Period..........     $ 16.58              $ 18.19
                                             =======              =======
Total Return (excludes sales charge)....       (6.87)%(b)           35.09%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000)........     $25,104              $24,215
 Ratio of expenses to average net
  assets................................        1.45%(c)             1.45%(c)
 Ratio of net investment income to
  average net assets....................        4.66%(c)             0.02%(c)
 Ratio of expenses to average net
  assets*...............................        2.12%(c)             2.28%(c)
 Portfolio Turnover (d).................       31.16%               57.73%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** Net investment income is calculated using the average shares method.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             Financial Highlights

                                 International Fund--Class B Shares
                         ------------------------------------------------------
                         Six Months         Year         Year     April 1, 1997
                            Ended          Ended        Ended        through
                          June 30,      December 31, December 31, December 31,
                            2000            1999         1998       1997 (a)
                         -----------    ------------ ------------ -------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 18.21        $ 13.05      $ 10.62       $ 10.00
                           -------        -------      -------       -------
Investment Activities
 Net investment income
  (loss)................      0.39**        (0.08)       (0.02)        (0.05)
 Net realized and
  unrealized gains
  (losses) on
  investments...........     (1.68)          5.54         2.56          0.69
                           -------        -------      -------       -------
Total from Investment
 Activities.............     (1.29)          5.46         2.54          0.64
                           -------        -------      -------       -------
Distributions
 Net investment income..     (0.32)         (0.03)       (0.10)           --
 Net realized gains.....        --          (0.27)       (0.01)        (0.02)
                           -------        -------      -------       -------
Total Distributions.....     (0.32)         (0.30)       (0.11)        (0.02)
                           -------        -------      -------       -------
Net Asset Value, End of
 Period.................   $ 16.60        $ 18.21      $ 13.05       $ 10.62
                           =======        =======      =======       =======
Total Return (excludes
 redemption charge).....     (7.10)%(b)     42.00%       23.98%         6.40%(b)
Ratios/Supplementary
 Data:
 Net Assets, End of
  Period (000)..........   $40,849        $34,509      $31,163       $17,245
 Ratio of expenses to
  average net assets....      2.00%(c)       2.00%        1.99%         2.00%(c)
 Ratio of net investment
  income to average net
  assets................      4.46%(c)      (0.28)%      (0.32)%       (0.93)%(c)
 Ratio of expenses to
  average net assets*...      2.62%(c)       2.82%        3.19%         4.29%(c)
 Portfolio Turnover (d).     31.16%         57.73%       47.19%        51.46%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** Net investment income is calculated using the average shares method.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
                      See notes to financial statements.

        Investment Adviser
      MMA Capital Management
        Post Office Box 483
       Goshen, Indiana 46527

      Investment Sub-Adviser
     (International Fund only)
  Oechsle International Advisors,
                LLC
      One International Place
    Boston, Massachusetts 02110

   Administrator and Distributor
        BISYS Fund Services
         3435 Stelzer Road
       Columbus, Ohio 43219

           Legal Counsel
      Dechert Price & Rhoads
        1775 Eye Street, NW
       Washington, DC 20006

             Auditors
    PricewaterhouseCoopers LLP
       100 East Broad Street
       Columbus, Ohio 43215

          Transfer Agent
  BISYS Fund Services Ohio, Inc.
         3435 Stelzer Road
       Columbus, Ohio 43219



    Semi-Annual Report
    for the six months ended June 30, 2000

    MMA Praxis Mutual Funds

    Intermediate Income Fund
    Growth Fund
    International Fund
                             [LOGO OF MMA PRAXIS]

    This report is for the
    information of shareholders
    of MMA Praxis Mutual Funds,
    but it may also be used as
    sales literature when
    preceded or accompanied by
    the current prospectus,
    which gives details about
    charges, expenses,
    investment objectives, and
    operating policies of the
    Funds. Read the prospectus
    carefully before investing
    or sending money.

                              8/00
[SOY INK LOGO]
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